Commitments and Contingencies	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Commitments and Contingencies
Commitments and Contingencies

L. Commitments and Contingencies

        At June 30, 2012, we had committed to purchase 242 new aircraft (of which 14 are through sale-leaseback transactions), seven used aircraft from third parties, and nine new spare engines scheduled for delivery through 2019 with aggregate estimated total remaining payments (including adjustment for anticipated inflation) of approximately $18.5 billion. All of these commitments to purchase new aircraft and engines are based upon agreements with each of Boeing, Airbus and Pratt and Whitney. In addition, AeroTurbine has agreed to purchase 13 engines under other flight equipment purchase agreements for an aggregate purchase commitment of $40.7 million.

Guarantees

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  Asset Value Guarantees:  We currently guarantee a portion of the residual value of 14 aircraft to financial institutions and other third parties for a fee. These guarantees expire at various dates through 2023 and generally obligate us to pay the shortfall between the fair market value and the guaranteed value of the aircraft and provide us with an option to purchase the aircraft for the guaranteed value. During 2011 and 2012, we have been called upon to perform under six such guarantees, including four in the three months ended June 30, 2012, and, as a result, we purchased one used aircraft during the six months ended June 30, 2012, and may purchase five used aircraft in 2013. At June 30, 2012, the total reserves related to these guarantees aggregated $13.0 million. At June 30, 2012, the maximum aggregate potential commitment that we were obligated to pay under the remaining 14 guarantees, without any offset for the projected value of the aircraft, was approximately $370 million.

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  Aircraft Loan Guarantees:  We guarantee one loan collateralized by an aircraft. The guarantee expires in 2014, when the loan matures, and obligates us to pay an amount up to the guaranteed value upon the default of the borrower, which will be offset by a portion of the underlying value of the aircraft collateral. At June 30, 2012, the guaranteed value, without any offset for the projected value of the aircraft, was approximately $12.2 million.

Legal Contingencies

        Yemen Airways-Yemenia and Airblue Limited:    We are named in a lawsuit in connection with the 2009 crash of our A310-300 aircraft on lease to Yemen Airways-Yemenia, a Yemeni carrier, and a lawsuit in connection with the 2010 crash of our Airbus A320-200 aircraft on lease to Airblue Limited, a Pakistani carrier. The plaintiffs are families of deceased occupants of the flights and seek unspecified damages for wrongful death, costs, and fees. There have been no material changes to these lawsuits since we filed our Form 10-K for the year ended December 31, 2011. We do not believe that the outcome of these lawsuits, individually or in aggregate, will have a material effect on our consolidated financial condition, results of operations or cash flows.

        We are also a party to various claims and litigation matters arising in the ordinary course of our business. We do not believe that the outcome of these matters, individually or in the aggregate, will be material to our consolidated financial condition, results of operations or cash flows.

Note R—Commitments and Contingencies

Aircraft Orders

        At December 31, 2011, we had committed to purchase 257 new aircraft, including 25 through sale-leaseback transactions, and nine new spare engines scheduled for delivery through 2019 with aggregate estimated total remaining payments (including adjustment for anticipated inflation) of approximately $19.2 billion. We have also agreed to purchase three used aircraft from third parties. All of these commitments to purchase new aircraft and engines are based upon agreements with each of the Boeing Company ("Boeing"), Airbus and Pratt and Whitney. In addition, we have also agreed to purchase two used aircraft and nine engines under other flight equipment purchase agreements for an aggregate purchase commitment of $34.8 million.

        The Boeing aircraft (models 737, 777 and 787), and the Airbus aircraft (models A320, A320neo, A321, A321neo, and A350XWB) are being purchased pursuant to the terms of purchase agreements executed by us and Boeing or Airbus. These agreements establish the pricing formulas (which include certain price adjustments based upon inflation and other factors) and various other terms with respect to the purchase of aircraft. Under certain circumstances, we have the right to alter the mix of aircraft type ultimately acquired. As of December 31, 2011, we had made non-refundable deposits on these purchase commitments of approximately $208.1 million and $46.4 million with Boeing and Airbus, respectively.

        Management anticipates that a portion of the aggregate purchase price for the acquisition of aircraft will be funded by incurring additional debt. The exact amount of the indebtedness to be incurred will depend upon the actual purchase price of the aircraft, which can vary due to a number of factors, including inflation, and the percentage of the purchase price of the aircraft which must be financed.

Guarantees

        Asset Value Guarantees:    We have guaranteed a portion of the residual value of 19 aircraft to financial institutions and other unrelated third parties for a fee. These guarantees expire at various dates through 2023 and generally obligate us to pay the shortfall between the fair market value and the guaranteed value of the aircraft and provide us with an option to purchase the aircraft for the guaranteed value. During the year ended December 31, 2011, we were called upon to perform under one such guarantee to purchase one aircraft in 2012. The transaction had no effect on our results of operations because the purchase price of the aircraft is approximately equal to its fair value. Further, we recorded a reserve of $13.5 million related to two aircraft after it was deemed probable that the guarantees would be exercised. At December 31, 2011, the maximum aggregate potential commitment that we were obligated to pay under such guarantees, without any offsets for the projected values of the aircraft, was approximately $450 million.

        Aircraft Loan Guarantees:    We guarantee two loans collateralized by aircraft to financial institutions. The guarantees expire in 2014, when the loans mature, and obligate us to pay an amount up to the guaranteed value upon the default of the borrower, which may be offset by a portion of the underlying value of the aircraft collateral, subject to certain adjustments. At December 31, 2011, the guaranteed value, without any offset for the projected value of the aircraft, was approximately $17 million.

        Management regularly reviews the underlying values of the aircraft collateral to determine our exposure under asset value guarantees and loan guarantees. During 2011, we recorded reserves of $13.5 million relating to asset value guarantees. Carrying balance of guarantees were $21.2 million including reserves (2011) and $10.0 million (2010) is included in Accrued interest and other payables on our Consolidated Balance Sheets.

Leases

        We have operating leases for office space and office equipment extending through 2015. Rent expense was $13.0 million in 2011, $11.3 million in 2010 and $11.0 million in 2009. The leases provide for step rentals over the term and those rentals are considered in the evaluation of recording rent expense on a straight-line basis over the term of the lease. Tenant improvement allowances received from lessors are capitalized and amortized in selling, general and administrative expenses as a reduction of rent expense. Commitments for minimum rentals under the non-cancelable leases at December 31, 2011, are as follows:

(Dollars in thousands)
2012	$16,114
2013	17,260
2014	16,042
2015	11,158
2016	1,379
Thereafter	4,644

Total(a)	$66,597

(a)
Minimum rentals have not been reduced by minimum sublease rentals of $5.0 million in the future under non-cancelable subleases.

Contingencies

Legal Contingencies

        Airblue Limited:    We are named in a lawsuit in connection the 2010 crash of our Airbus A320-200 aircraft on lease to Airblue Limited, a Pakistani carrier. The plaintiffs are families of deceased occupants of the flight and seek unspecified damages for wrongful death, costs, and fees. The operative litigation commenced in March 2011 in California Superior Court in Los Angeles County. The case is currently stayed pending appellate review of ILFC's motion to dismiss the complaint. While plaintiffs have not specified any amount of damages, we believe that we have substantial defenses on the merits and that we are adequately covered by available liability insurance in any event.

        Yemen Airways-Yemenia:    We are named in a lawsuit in connection with the 2009 crash of our Airbus A310-300 aircraft on lease to Yemen Airways-Yemenia, a Yemeni carrier. As with the Airblue lawsuit, this litigation was filed by the families of deceased occupants of the flight and seeks damages for wrongful death, costs, and fees. The operative litigation commenced in January 2011 and is pending in the United States District Court for the Central District of California. The Yemenia lawsuit is in its incipient stages and plaintiffs have not claimed a specific amount of damages. We believe that we have substantial defenses on the merits and that we are adequately covered by available liability insurance in any event.

        We do not believe that the outcome of the Airblue or Yemenia lawsuits, individually or in the aggregate, will have a material effect on our consolidated financial condition, results of operations or cash flows. We are also a party to various claims and litigation matters arising in the ordinary course of our business. We do not believe that the outcome of any of these matters, individually or in the aggregate, will be material to our consolidated financial position, results of operations or cash flows.